UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2022

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
6.20% Fixed-To-Floating Rate Subordinated Debentures due 2042	RZA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter):

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Reinsurance Group of America, Incorporated (the “Company”) held its Annual Meeting of Shareholders on May 25, 2022 (the “Annual Meeting”). The number of shares of common stock of the Company represented at the Annual Meeting, in person or proxy, was 62,635,402 shares, or approximately 93.5% of the outstanding voting shares of the Company.

At the Annual Meeting, the Company’s shareholders were asked to vote on the election of eleven directors and the two other proposals described below, and the votes were cast as follows:

1.    Election of the following directors for terms expiring in 2023 or until their respective successors are elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Pina Albo	58,976,983	1,786,528	35,748	1,836,143
J. Cliff Eason	59,612,142	1,156,926	30,191	1,836,143
John J. Gauthier	60,320,650	397,310	81,299	1,836,143
Patricia L. Guinn	60,325,629	438,630	35,000	1,836,143
Anna Manning	60,512,380	261,594	25,285	1,836,143
Hazel M. McNeilage	58,354,518	2,384,333	60,408	1,836,143
Ng Keng Hooi	60,588,806	173,860	36,593	1,836,143
George Nichols III	60,588,436	174,554	36,269	1,836,143
Stephen O’Hearn	60,366,216	396,848	36,195	1,836,143
Shundrawn Thomas	59,859,869	903,203	36,187	1,836,143
Steven C. Van Wyk	60,365,779	397,128	36,352	1,836,143

2.    Advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Withheld	Broker Non-Votes
36,429,390	22,047,273	2,322,596	1,836,143

3.    Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2022:

For	Against	Withheld	Broker Non-Votes
59,905,862	2,705,303	24,237	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: May 26, 2022	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer